UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

SEMIANNUAL REPORT
November 30, 2021
T. ROWE PRICE
TBUX	Ultra Short-Term Bond ETF
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T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

HIGHLIGHTS
■	The fund returned -0.30% from its inception through November 30, 2021, underperforming its benchmark and its Lipper peer group average.
■	A rise in interest rates was detrimental to performance, as the fund invests primarily in bonds with prices that are sensitive to front-end Treasury yields.
■	The fund’s interest rate and credit exposure is at the low end of its target range, as yields and credit spreads provided scant compensation for risk.
■	While the economy should continue to recover from the pandemic-induced downturn, growth will likely moderate from the strong levels seen in late 2020 and 2021 and will continue to be challenged by persistent inflation, complex global supply chain issues, and ongoing outbreaks of coronavirus.
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T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

CIO Market Commentary
Dear Shareholders
Major stock and bond indexes produced mixed results during the first half of your fund’s fiscal year, the six-month period ended November 30, 2021. While markets were supported by strong corporate earnings and generally positive economic news, elevated inflation reports and less accommodative central bank policies weighed on investor sentiment. In addition, the spread of new variants of the coronavirus dashed hopes that vaccines would bring about a quick end to the pandemic.
In equity markets, large-cap U.S. growth stocks delivered strong returns, but negative results were common in other sectors and regions. Small-caps and value stocks generally underperformed, and a stronger U.S. dollar weighed on returns for U.S. investors in foreign securities. Emerging markets stock benchmarks struggled amid a significant equity market downturn in China. The S&P 500 Index and the Nasdaq Composite reached record highs before pulling back at the end of the period after scientists in South Africa identified the omicron variant of the coronavirus. Within the S&P 500, information technology and consumer discretionary stocks were the top performers, while industrials lagged.
Fixed income returns also varied widely. The U.S. Treasury yield curve flattened as yields of securities with shorter maturities increased while longer-term bond yields fell. After starting the six-month period at 1.58%, the benchmark 10-year Treasury note declined to 1.43% by the end of November. (Bond prices and yields move in opposite directions.) Both investment-grade and high yield corporate bonds benefited from strong demand, while securitized debt, such as asset-backed securities, lagged amid heavy supply.
A robust increase in corporate earnings growth appeared to be a key performance driver during the period. According to FactSet, overall earnings for the S&P 500 rose 89% in the second quarter of 2021 versus the year before, the fastest pace since 2009. Despite the significant rally in the S&P 500 over the first 10 months of the year, the index’s price/earnings ratio actually fell over that period as earnings rose faster than stock prices, and improving balance sheets helped keep defaults very low in the high yield bond market. Although economic growth showed signs of slowing at times, data remained solidly positive through the end of the period. The unemployment rate, which started the year at 6.7%, fell to 4.2% by November, and retail sales data showed that consumers were eager to spend.

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

However, strong earnings and employment gains were partially offset by inflation concerns. Prices surged as the release of pent-up demand and supply chain disruptions contributed to higher inflation around the globe. In the U.S., the 6.8% increase in the consumer price index for the 12-month period ended in November was the highest level since 1982.
Meanwhile, central banks began to slowly move away from the extremely accommodative policies they instituted in response to the initial wave of the coronavirus. The Federal Reserve announced that it would begin trimming its purchases of Treasury bonds and agency mortgage-backed securities in November, and speculation that the Fed might have to raise rates earlier than expected to keep inflation in check added to volatility at the end of the period.
As we enter 2022, valuations appear elevated across many asset categories, and, as a result, we believe that investors will need to use greater selectivity to identify potential opportunities. Higher inflation, a shift toward monetary tightening, and the continuing struggle to control the pandemic all pose potential challenges for economic growth and earnings. On the positive side, household wealth gains, pent-up consumer demand, and a potential boom in capital expenditures could sustain growth even as monetary policy turns less supportive. In this environment, our investment teams will remain focused on using fundamental research to identify companies that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
Group Chief Investment Officer

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

Management’s Discussion of Fund Performance
INVESTMENT OBJECTIVE
The fund seeks a high level of income consistent with low volatility of principal value.
FUND COMMENTARY
How did the fund perform since inception?
The fund returned -0.30% from its inception on September 28, 2021, through November 30, 2021, underperforming its benchmark, the Bloomberg Short-Term Government/Corporate Index, as well as its Lipper peer group average. (Past performance cannot guarantee future results.)
What factors influenced the fund’s performance?
After a prolonged period of calm, shorter-maturity bond markets saw the return
PERFORMANCE COMPARISON

Period Ended 11/30/21	Total Return Since Inception 9/28/21

Ultra Short-Term Bond ETF (Based on Net Asset Value)	-0.30%
Ultra Short-Term Bond ETF (At Market Price)*	-0.20
Bloomberg Short-Term Government/Corporate Index	-0.02
Lipper Ultra-Short Obligations Funds Average	-0.16
*Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

of volatility. Both interest rates—specifically, two-year yields—and credit spreads moved higher as persistent inflation and a strong U.S. economy raised questions about the appropriateness of the Federal Reserve’s accommodative monetary policy. While economic fundamentals remain healthy, the Fed’s announcement that it would begin tapering its asset purchases in late 2021 added to the unsteadiness in markets. The uncertainty regarding the central bank’s monetary policy tightening timeline, coupled with the emergence of the omicron variant of the coronavirus, contributed to a difficult environment for the fund over its initial reporting period. (Credit spreads are a measure of the additional yield offered by bonds that have credit risk compared with Treasuries.)
During the period, U.S. Treasuries posted positive absolute returns and outpaced corporate bonds. Front-end Treasury yields rose on expectations of an accelerated interest rate liftoff by the Federal Reserve.
Yield curve positioning detracted. A rise in interest rates was detrimental to performance, as the fund invests primarily in bonds with prices that are sensitive to front-end Treasury yields. An overweight within the front end of the curve hindered relative performance as short-term interest rates rose.
Sector allocation weighed on relative results. Allocations to residential mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) hindered performance as the securitized sectors weathered heavy levels of new issuance. An overweight allocation to investment-grade corporate bonds also detracted modestly alongside risk-off sentiment driven by the emergence of the omicron variant and uncertainty regarding the Fed’s monetary policy tightening timeline.
Security selection within investment-grade corporate bonds contributed to relative results. Credits from cyclical sectors, including automotive, energy, and banking, performed well, reflecting the ability of large corporations with strong balance sheets to withstand a robust but increasingly uncertain economic environment. Credits issued by global banks, including Citigroup and Goldman Sachs, were supported by strong corporate earnings. Midstream issuers in the energy sector, such as Enbridge and Energy Transfer, generated relative gains amid oil price volatility. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
How is the fund positioned?
Building on our belief that a strong U.S. economy and persistent inflation will prompt the Fed to raise its policy rate in 2022, the fund is positioned for an environment of rising yields with a meaningful amount of bonds maturing in

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

less than a year. Duration now sits toward the low end of the fund’s one-half- to one-year target range. The fund’s credit exposure is toward the bottom of its target range, as credit spreads provided scant compensation for risk. (Duration measures a bond’s or a bond fund’s sensitivity to changes in interest rates.)
The strategy remains overweight credit sectors but has shifted some U.S. investment-grade corporate bond and ABS exposure to the MBS sector. The MBS market has experienced elevated levels of bond issuance driven by strong U.S. housing activity, and while this increase in supply has pushed spreads wider, our research team remains constructive on the underlying fundamentals.
Corporate debt represented more than 50% of the fund’s holdings as of November 30, 2021. Top overweight allocations within investment-grade corporates include the global banking and U.S. utilities sectors. Credit quality in the banking sector has meaningfully improved following the post-global financial crisis regulations and should serve as a source of stability if volatility increases. Our analyst team has found several differentiated, bottom-up ideas in
CREDIT QUALITY DIVERSIFICATION
Based on net assets as of 11/30/21.
Sources: Credit ratings for the securities held in the fund are provided by Moody’s, Standard & Poor’s, and Fitch and are converted to the Standard & Poor’s nomenclature. If the rating agencies differ, the highest rating is applied to the security. If a rating is not available, the security is classified as Not Rated. T. Rowe Price uses the rating of the underlying investment vehicle to determine the creditworthiness of credit default swaps. The fund is not rated by any agency. Securities that have not been rated by any rating agency totaled 0.18% of the portfolio at the end of the reporting period.

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

the utility sector. The fund maintains its overweight exposure to the energy sector, but valuations that fully reflect projected credit quality have made us more circumspect.
Securitized sectors, including ABS, MBS, and CMBS, represent an important part of the fund’s positioning and continue to provide steady income and diversification benefits. Within securitized sectors, our analyst team continues to identify opportunities in bonds backed by non-agency mortgage loans, student loans, and auto loans.
What is portfolio management’s outlook?
While the economy should continue to recover from the pandemic-induced downturn, growth will likely moderate from the strong levels seen in late 2020 and 2021 and will continue to be challenged by persistent inflation, complex global supply chain issues, and ongoing outbreaks of coronavirus.
As expected, the Federal Reserve has signaled a transition away from its extraordinary monetary support, but the process will be less gradual than previously anticipated, which raises risks for the financial markets and the economy. The U.S. consumer and the corporate sector remain stronger than they were before the pandemic, but this strength could be tested by a less accommodative Fed.
Despite recent weakness, credit spreads remain below long-term averages, which leaves the door open for further volatility. In such a climate, active sector and security selection are likely to play critical roles in generating yield and managing risk, and we are confident that our research platform is poised to capitalize on the current market environment. Against this backdrop, we aim to maintain liquidity at the high end of its target range and invest in durable companies and structures that are well positioned to withstand a variety of economic outcomes.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

RISK OF BOND INVESTING
The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. The fund is subject to prepayment risks because the principal on mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation.
BENCHMARK INFORMATION
Note: Bloomberg® and Bloomberg Short-Term Government/Corporate Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by T. Rowe Price. Bloomberg is not affiliated with T. Rowe Price, and Bloomberg does not approve, endorse, review, or recommend its products. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to its products.
Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Period Ended 11/30/21	Since Inception 9/28/21
Ultra Short-Term Bond ETF (Based on Net Asset Value)	-0.30%*
Ultra Short-Term Bond ETF (At Market Price)	-0.20*
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. Past performance cannot guarantee future results. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.
*Returns for periods of less than one year are not annualized.
PREMIUM/DISCOUNT INFORMATION
The frequency at which the daily market prices were at a discount or premium to the fund’s net asset value is available on the fund’s website (troweprice.com).
EXPENSE RATIO
Ultra Short-Term Bond ETF	0.17%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

FUND EXPENSE EXAMPLE
As a shareholder, you may incur two types of costs: (1) transaction costs, such as brokerage commissions on purchases and sales, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FUND EXPENSE EXAMPLE
T. Rowe Price Ultra Short-Term Bond ETF
	Beginning Account Value 9/29/21[1]	Ending Account Value 11/30/21	Expenses Paid During Period 9/29/21 to 11/30/21[1,2]
Actual	$1,000.00	$997.00	$0.29
	6/1/21[1]	11/30/21	6/1/21 to 11/30/21[1,3]
Hypothetical (assumes 5% return before expenses)	1,000.00	1,024.22	0.86

[1]	The actual expense example is based on the period since the fund’s start of operations on 9/29/21, one day after inception; the hypothetical expense example is based on the half-year period beginning 6/1/21, as required by the Securities and Exchange Commission.
[2]	Expenses are equal to the fund’s annualized expense ratio for the period (0.17%), multiplied by the average account value over the period, multiplied by the number of days in the period 63, and divided by the days in the year (365) since the fund’s start of operations.
[3]	Expenses are equal to the fund’s annualized expense ratio for the period (0.17%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), and divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS
Period Ended 9/30/21	Since Inception 9/28/21
Ultra Short-Term Bond ETF (Based on Net Asset Value)	-0.04%*
Ultra Short-Term Bond ETF (At Market Price)	0.02*
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would receive if shares were traded at other times. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.
*Returns for periods of less than one year are not annualized.

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

Unaudited
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

9/28/21(1) Through
11/30/21
NET ASSET VALUE
Beginning of period	$ 50.00
Investment activities
Net investment income(2) (3)	0.06
Net realized and unrealized gain/loss	(0.18)
Total from investment activities	(0.12)
Distributions
Net Investment Income	(0.06)
NET ASSET VALUE
End of period	$ 49.82
Ratios/Supplemental Data
Total return, based on NAV(3) (4)	(0.30)%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.17%(5)
Net expenses after waivers/payments by Price Associates	0.17%(5)
Net investment income	0.74%(5)
Portfolio turnover rate(6)	7.2%
Net assets, end of period (in thousands)	$ 23,665

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	See Note 6 for details to expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5)	Annualized
(6)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

November 30, 2021 (Unaudited)
PORTFOLIO OF INVESTMENTS‡	Par/Shares	$ Value
(Amounts in 000s)
ASSET-BACKED SECURITIES 12.3%
Auto Backed 2.8%
Exeter Automobile Receivables Trust, Series 2021-2A, Class B, 0.57%, 9/15/25	200	199
GMF Floorplan Owner Revolving Trust, Series 2020-1, Class B, 1.03%, 8/15/25 (1)	100	100
Santander Consumer Auto Receivables Trust, Series 2021-CA, Class B, 1.44%, 4/17/28 (1)	18	18
Santander Consumer Auto Receivables Trust, Series 2021-BA, Class B, 1.45%, 10/16/28 (1)	24	24
Santander Drive Auto Receivables Trust, Series 2020-2, Class B, 0.96%, 11/15/24	200	200
World Omni Select Auto Trust, Series 2019-A, Class A3, 2.00%, 8/15/24	115	116
		657
Collaterized Debt Obligations 1.0%
Symphony Static, Series 2021-1A, Class A, CLO, FRN, 3M USD LIBOR + 0.83%, 0.959%, 10/25/29 (1)	250	250
		250
Other Asset-Backed Securities 4.0%
Hilton Grand Vacations Trust, Series 2017-AA, Class A, 2.66%, 12/26/28 (1)	186	189
MVW, Series 2021-1WA, Class A, 1.14%, 1/22/41 (1)	96	94
MVW, Series 2020-1A, Class A, 1.74%, 10/20/37 (1)	181	182
Navient Private Education Refi Loan Trust, Series 2021-CA, Class A, 1.06%, 10/15/69 (1)	94	93
Nelnet Student Loan Trust, Series 2021-DA, Class AFL, FRN, 1M USD LIBOR + 0.69%, 0.778%, 4/20/62 (1)	100	100
Octane Receivables Trust, Series 2021-1A, Class A, 0.93%, 3/22/27 (1)	97	97
Octane Receivables Trust, Series 2021-2A, Class A, 1.21%, 9/20/28 (1)	100	100
Sierra Timeshare Receivables Funding, Series 2020-2A, Class A, 1.33%, 7/20/37 (1)	92	92
		947

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Student Loan 4.5%
Navient Private Education Refi Loan Trust, Series 2020-HA, Class A, 1.31%, 1/15/69 (1)	184	183
Navient Private Education Refi Loan Trust, Series 2020-IA, Class A1A, 1.33%, 4/15/69 (1)	152	151
Navient Private Education Refi Loan Trust, Series 2020-GA, Class A, 1.17%, 9/16/69 (1)	128	128
Navient Private Education Refi Loan Trust, Series 2020-FA, Class A, 1.22%, 7/15/69 (1)	110	110
Navient Private Education Refi Loan Trust, Series 2021-A, Class A, 0.84%, 5/15/69 (1)	92	91
Navient Private Education Refi Loan Trust, Series 2021-EA, Class A, 0.97%, 12/16/69 (1)	94	92
Navient Private Education Refi Loan Trust, Series 2021-BA, Class A, 0.94%, 7/15/69 (1)	93	92
Navient Student Loan Trust, Series 2021-GA, Class A, 1.58%, 4/15/70 (1)	100	100
SMB Private Education Loan Trust, Series 2016-B, Class A2B, ARM, 1M USD LIBOR + 1.45%, 1.539%, 2/17/32 (1)	111	112
		1,059
Total Asset-Backed Securities (Cost $2,928)		2,913
CORPORATE BONDS 57.3%
Airlines 1.2%
SMBC Aviation Capital Finance, 4.125%, 7/15/23 (1)	200	209
Southwest Airlines, 4.75%, 5/4/23	70	74
		283
Automotive 3.1%
Fiat Chrysler Automobiles NV, 5.25%, 4/15/23	200	211
General Motors, 4.875%, 10/2/23	130	138
Hyundai Capital America, 2.375%, 2/10/23 (1)	165	168
Hyundai Capital America, 1.00%, 9/17/24 (1)	60	59
Nissan Motor Acceptance, 3.45%, 3/15/23 (1)	155	159
		735

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Banking 18.3%
ABN AMRO Bank, 6.25%, 4/27/22	200	204
AIB Group, 4.75%, 10/12/23 (1)	200	213
Bank of America, VR, 0.523%, 6/14/24 (2)	150	149
Candian Imperial Bank of Commerce, FRN, SOFR + 0.40%, 0.45%, 12/14/23	150	150
Capital One Financial, 2.60%, 5/11/23	90	92
Capital One Financial, FRN, 3M USD LIBOR + 0.95%, 1.066%, 3/9/22	50	50
Citigroup, FRN, SOFR + 0.669%, 0.719%, 5/1/25	150	150
Danske Bank , 3.875%, 9/12/23 (1)	200	209
Deutsche Bank AG, 3.95%, 2/27/23	100	103
Discover Financial Services, 5.20%, 4/27/22	140	143
Goldman Sachs Group, VR, 0.627%, 11/17/23 (2)	150	150
HSBC Holdings, 4.25%, 3/14/24	200	212
ING Bank NV, 5.80%, 9/25/23 (1)	200	216
Intesa Sanpaolo SpA, 3.375%, 1/12/23 (1)	200	205
JPMorgan Chase, FRN, SOFR + 0.54%, 0.585%, 6/1/25	150	150
Mizuho Financial Group Cayman, 4.20%, 7/18/22	200	205
Morgan Stanley, 4.10%, 5/22/23	190	199
Natwest Group, 6.125%, 12/15/22	200	211
QNB Finance, 3.50%, 3/28/24	200	209
Societe Generale, 5.00%, 1/17/24 (1)	200	214
Standard Chartered, 3.95%, 1/11/23 (1)	200	205
State Street, VR, 2.825%, 3/30/23 (2)	140	141
Truist Financial, FRN, 3M USD LIBOR + 0.65%, 0.781%, 4/1/22	50	50
Truist Financial, FRN, SOFR + 0.40%, 0.449%, 6/9/25	95	95
UBS, FRN, SOFR + 0.36%, 0.41%, 2/9/24 (1)	200	200
UniCredit, 3.75%, 4/12/22 (1)	200	202
		4,327
Building & Real Estate 0.9%
Longfor Group Holdings, 3.875%, 7/13/22	200	202
		202

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Chemicals 1.7%
Celanese US Holdings, 4.625%, 11/15/22	200	207
Cytec Industries, 3.50%, 4/1/23	200	205
		412
Consumer Products 0.5%
Ralph Lauren, 1.70%, 6/15/22	125	126
		126
Drugs 0.6%
AbbVie, 2.80%, 3/15/23	145	148
		148
Energy 6.8%
Boardwalk Pipelines, 3.375%, 2/1/23	150	153
Devon Energy, 8.25%, 8/1/23 (1)	150	165
Energy Transfer, 5.875%, 3/1/22	145	145
Gray Oak Pipeline, 2.00%, 9/15/23 (1)	150	152
MPLX, 3.50%, 12/1/22	115	118
Pioneer Natural Resources, 0.75%, 1/15/24	150	148
Plains All American Pipeline, 2.85%, 1/31/23	175	178
Reliance Industries, 5.40%, 2/14/22	250	252
Sabine Pass Liquefaction, 5.625%, 4/15/23	150	157
Schlumberger Finance Canada, 2.65%, 11/20/22 (1)	130	132
		1,600
Financial 5.5%
AerCap Ireland Capital, 3.15%, 2/15/24	150	155
Air Lease, 2.25%, 1/15/23	100	101
Avolon Holdings Funding, 3.625%, 5/1/22 (1)	105	106
Block Financial, 5.50%, 11/1/22	200	203
Equitable Holdings, 3.90%, 4/20/23	140	146
General Motors Financial, 4.15%, 6/19/23	50	52

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
General Motors Financial, FRN, SOFR + 0.76%, 0.809%, 3/8/24	90	90
Jackson Financial, 1.125%, 11/22/23 (1)	50	50
Nasdaq, 0.445%, 12/21/22	150	150
Synchrony Financial, 2.85%, 7/25/22	145	147
Western Union, 4.25%, 6/9/23	100	105
		1,305
Food/Tobacco 1.5%
BAT Capital, FRN, 3M USD LIBOR + 0.88%, 1.036%, 8/15/22	150	150
Imperial Brands Finance, 3.50%, 2/11/23 (1)	200	204
		354
Health Care 2.4%
AmerisourceBergen, 0.737%, 3/15/23	150	150
Becton Dickinson & Company, FRN, 3M USD LIBOR + 1.03%, 1.148%, 6/6/22	150	150
HCA, 4.75%, 5/1/23	100	105
PerkinElmer, 0.85%, 9/15/24	90	90
Thermo Fisher Scientific, FRN, SOFR + 0.53%, 0.579%, 10/18/24	85	85
		580
Industrial - Other 0.9%
GC Treasury Center, 4.25%, 9/19/22	200	205
		205
Information Technology 2.0%
Baidu, 3.875%, 9/29/23	200	209
Marvell Technology, 4.20%, 6/22/23 (1)	115	120
Microchip Technology, 0.972%, 2/15/24 (1)	150	149
		478

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Insurance 0.6%
Brighthouse Financial Global Funding, FRN, SOFR + 0.76%, 0.809%, 4/12/24 (1)	145	146
		146
Lodging 1.1%
Hyatt Hotels, FRN, SOFR + 1.05%, 1.099%, 10/1/23	100	100
Marriott International, 2.125%, 10/3/22	150	152
		252
Media & Communications 0.6%
SES, 3.60%, 4/4/23 (1)	130	134
		134
Oil Field Services 0.2%
Energy Transfer, 4.25%, 3/15/23	55	57
		57
Petroleum 1.5%
BP Capital Markets America, VR, 3M USD LIBOR + 0.65%, 0.772%, 9/19/22	150	151
Enbridge, FRN, SOFR + 0.40%, 0.45%, 2/17/23	55	55
Suncor Energy, 2.80%, 5/15/23	145	148
		354
Real Estate Investment Trust Securities 0.3%
Public Storage, FRN, SOFR + 0.47%, 0.52%, 4/23/24	65	65
		65
Retail 1.3%
7-Eleven, 0.80%, 2/10/24 (1)	95	94
Nordstrom, 2.30%, 4/8/24	85	84
QVC, 4.375%, 3/15/23	25	26
QVC, 4.85%, 4/1/24	100	107
		311

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Services 0.9%
IHS Markit, 5.00%, 11/1/22 (1)	200	206
		206
Telephones 0.9%
Ooredoo International Finance, 3.25%, 2/21/23	200	205
		205
Transportation (Excluding Railroads) 0.6%
Sydney Airport Finance, 3.90%, 3/22/23 (1)	145	150
		150
Utilities 3.9%
Edison International, 2.40%, 9/15/22	100	101
NextEra Energy Capital Holdings, FRN, SOFR + 0.40%, 0.45%, 11/3/23	200	200
NRG Energy, 3.75%, 6/15/24 (1)	100	103
Pacific Gas and Electric, 4.25%, 8/1/23	110	114
Pacific Gas and Electric, 1.75%, 6/16/22	50	50
Saudi Electricity Global Sukuk, 3.473%, 4/8/23	200	207
Vistra Operations, 3.55%, 7/15/24 (1)	145	150
		925
Total Corporate Bonds (Cost $13,620)		13,560
FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 3.3%
Foreign Government Obligations & Municipalities 3.3%
Japan Treasury Discount Bill, (0.357)%, 1/6/22 (JPY)	44,600	394
Japan Treasury Discount Bill, 0.178%, 1/17/22 (JPY)	44,500	394
		788
Total Foreign Government Obligations & Municipalities (Cost $792)		788

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
MUNICIPAL SECURITIES 1.3%
California 1.3%
California St Muni Fin Auth Revenue, Series B, 3.323%, 4/1/23	100	103
Golden St Tobacco securitization, Series B, 0.502%, 6/1/22	100	100
Golden St Tobacco securitization, Series B, 0.672%, 6/1/23	100	100
		303
Total Municipal Securities (Cost $303)		303
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 18.6%
Commercial Mortgage-Backed Securities 1.7%
BX Trust, Series 2021-ARIA, Class A, ARM, 1M USD LIBOR + 0.90%, 0.989%, 10/15/36 (1)	65	65
Great Wolf Trust, Series 2019-WOLF, Class A, CMO, ARM, 1M USD LIBOR + 1.03%, 1.124%, 12/15/36 (1)	225	225
ONE Mortgage Trust, Series 2021-PARK, Class A, CMO, ARM, 1M USD LIBOR + 0.70%, 0.79%, 3/15/36 (1)	115	114
		404
Whole Loans Backed 16.9%
Angel Oak Mortgage Trust, Series 2019-5, Class A1, CMO, ARM, 2.593%, 10/25/49 (1)	200	199
Angel Oak Mortgage Trust, Series 2021-1, Class A1, CMO, ARM, 0.909%, 1/25/66 (1)	139	139
Angel Oak Mortgage Trust, Series 2018-3, Class A1, CMO, ARM, 3.649%, 9/25/48 (1)	120	121
Angel Oak Mortgage Trust, Series 2021-2, Class A1, CMO, ARM, 0.985%, 4/25/66 (1)	175	173
Angel Oak Mortgage Trust, Series 2021-5, Class A1, CMO, ARM, 0.951%, 7/25/66 (1)	200	198
Angel Oak Mortgage Trust, Series 2021-6, Class A1, CMO, ARM, 1.458%, 9/25/66 (1)	96	95
Barclays Mortgage Loan Trust, Series 2021-NQM1, Class A1, 1.747%, 9/25/51 (1)	180	180
BRAVO Residential Funding Trust, Series 2021-NQM3, Class A1, CMO, ARM, 1.699%, 4/26/60 (1)	189	188

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
COLT Funding, Series 2021-4, Class A1, 1.397%, 10/25/66 (1)	100	99
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, CMO, ARM, SOFR30A + 0.75%, 0.80%, 10/25/41 (1)	14	14
Deephaven Residential Mortgage Trust, Series 2021-4, Class A1, 1.931%, 11/25/66 (1)	100	100
Eagle RE, Series 2021-2, Class M1A, CMO, ARM, SOFR30A + 1.55%, 1.599%, 4/25/34 (1)	150	150
Ellington Financial Mortgage Trust, Series 2020-2, Class A1, CMO, ARM, 1.178%, 10/25/65 (1)	87	87
Ellington Financial Mortgage Trust, Series 2021-1, Class A1, CMO, ARM, 0.797%, 2/25/66 (1)	135	134
Ellington Financial Mortgage Trust, Series 2021-3, Class A1, CMO, ARM, 1.241%, 9/25/66 (1)	129	128
Fannie Mae Connecticut Avenue Securities, Series 2021-R02, Class 2M1, CMO, ARM, SOFR30A + 0.90%, 0.95%, 11/25/41 (1)	100	100
Freddie Mac STACR REMIC Trust, Series 2021-HQA3, Class M1, CMO, ARM, SOFR30A + 0.85%, 0.90%, 9/25/41 (1)	200	200
Freddie Mac STACR REMIC Trust, Series 2021-DNA6, Class M1, CMO, ARM, SOFR30A + 0.80%, 0.85%, 10/25/41 (1)	200	200
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA7, Class M1, CMO, ARM, SOFR30A + 0.85%, 0.898%, 11/25/41 (1)	90	90
GCAT, Series 2021-NQM5, Class A1, CMO, ARM, 1.262%, 7/25/66 (1)	194	192
New Residential Mortgage Loan Trust, Series 2021-NQ1R, Class A1, CMO, ARM, 0.942%, 7/25/55 (1)	173	172
STACR Trust , Series 2018-DNA3, Class M1, CMO, ARM, 1M USD LIBOR + 0.75%, 0.842%, 9/25/48 (1)	1	1
Verus Securitization Trust, Series 2019-INV3, Class A1, CMO, ARM, 2.692%, 11/25/59 (1)	176	179
Verus Securitization Trust, Series 2021-R3, Class A1, CMO, ARM, 1.02%, 4/25/64 (1)	179	178
Verus Securitization Trust, Series 2021-2, Class A1, CMO, ARM, 1.031%, 2/25/66 (1)	188	187
Verus Securitization Trust, Series 2021-4, Class A1, CMO, ARM, 0.938%, 7/25/66 (1)	142	141

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Verus Securitization Trust, Series 2021-5, Class A1, CMO, ARM, 1.013%, 9/25/66 (1)	193	190
Vista Point Securitization Trust, Series 2020-2, Class A1, CMO, ARM, 1.475%, 4/25/65 (1)	171	171
		4,006
Total Non-U.S. Government Mortgage-Backed Securities (Cost $4,429)		4,410
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 2.6%
U.S. Treasury Obligations 2.6%
U. S. Treasury Bill, 0.001%, 12/16/21 (3)	259	259
U. S. Treasury Bill, 0.001%, 12/9/21	350	350
		609
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $609)		609
SHORT-TERM INVESTMENTS 8.7%
Commercial Paper 1.1%
Syngenta Wilmington, 0.053%, 12/8/21 (4)	250	250
Money Market Funds 7.6%
T. Rowe Price Government Reserve Fund, 0.06%, (5)(6)	1,800	1,800
Total Short-Term Investments (Cost $2,050)		2,050

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

(Amount in 000s, except for contracts)
Options Purchased 0.0%
OTC Options Purchased 0.0%

Counterparty	Description	Contracts	Notional Amount	$ Value
BNP Paribas	Credit Default Swap, Protection Bought (Relevant Credit: Markit CDX.NA.IG-S37, 5 Year Index , 12/20/26), Pay 1.00% Quarterly, Receive upon credit default, 12/15/21 @ 0.55% *(7)	1	330	1
Goldman Sachs	Credit Default Swap, Protection Bought (Relevant Credit: Markit CDX.NA.IG-S37, 5 Year Index, 12/20/26), Pay 1.00% Quarterly, Receive upon credit default, 1/19/22 @ 0.55% *(7)	1	350	1
Total Options Purchased (Cost $1)				$2

Total Investments in Securities 104.1% of Net Assets (Cost $24,732)	$24,635

‡	Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.
*	Exercise Spread
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $11,128 and represents 47.0% of net assets.

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

(Amount in 000s, except for contracts)
(2)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.
(3)	At November 30, 2021, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(4)	Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors" -- total value of such securities at period-end amounts to $250 and represents 1.1% of net assets.
(5)	Seven-day yield
(6)	Affiliated Companies
(7)	Non-income producing.
1M USD LIBOR	One month USD LIBOR (London interbank offered rate)
3M USD LIBOR	Three month USD LIBOR (London interbank offered rate)
ARM	Adjustable Rate Mortgage (ARM); rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula based on the rates of the underlying loans.
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
JPY	Japanese Yen
SOFR	Secured overnight financing rate
SOFR30A	30-day Average SOFR (Secured Overnight Financing Rate)
USD	U.S. Dollar
VR	Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

(Amounts in 000s, except for contracts)
OPTIONS WRITTEN 0.0%
OTC Options Written 0.0%

Counterparty	Description	Contracts	Notional Amount	$ Value
BNP Paribas	Credit Default Swap, Protection Bought (Relevant Credit: Markit CDX.NA.IG-S37, 5 Year Index, 12/20/26), Pay 1.00% Quarterly, Receive upon credit default, 12/15/21 @ 0.70% *	1	660	—
Goldman Sachs	Credit Default Swap, Protection Bought (Relevant Credit: Markit CDX.NA.IG-S37, 5 Year Index , 12/20/26), Pay 1.00% Quarterly, Receive upon credit default, 1/19/22 @ 0.70% *	1	700	(1)
Total OTC Options Written (Premiums $(1))				(1)

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

(Amounts in 000s)
FORWARD CURRENCY EXCHANGE CONTRACTS 0.0%

Counterparty	Settlement	Receive		Deliver		Unrealized Gain/(Loss)
Goldman Sachs	1/6/22	USD	402	JPY	44,600	$7
Morgan Stanley	1/18/22	USD	391	JPY	44,500	(3)
Net unrealized gain (loss) on open forward currency exchange contracts						$4

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

FUTURES CONTRACTS
($000s)

	Expiration Date	Notional Amount	Value and Unrealized Gain (Loss)
Short, 9 U.S. Treasury Notes five year contracts	03/22	(1,089)	$(4)
Short, 9 U.S. Treasury Notes two year contracts	03/22	(1,967)	(1)
Short, 1 U.S. Treasury Notes ten year contracts	03/22	(130)	(1)
Net payments (receipts) of variation margin to date			5
Variation margin receivable (payable) on open futures contracts			$(1)

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended November 30, 2021. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate	Net Realized Gain (Loss)	Changes in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Government Reserve Fund	$—#	$—	$—+

Supplementary Investment Schedule
Affiliate	Value 5/31/21	Purchase Cost	Sales Cost	Value 11/30/21
T. Rowe Price Government Reserve Fund	$—	¤	¤	$1,800^

#	Capital gain distributions from mutual funds represented $0 of the net realized gain (loss).
+	Investment income comprised $0 of dividend income and $0 of interest income.
¤	Purchase and sale information not shown for cash management funds.
^	The cost basis of investments in affiliated companies was $1,800.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

November 30, 2021 (Unaudited)
    STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $24,732)	$24,635
Cash	148
Interest and dividends receivable	107
Receivable for investment securities sold	26
Unrealized gain on forward currency exchange contracts	7
Total assets	24,923
Liabilities
Payable for investment securities purchased	1,250
Unrealized loss on forward currency exchange contracts	3
Investment management and administrative fees payable	3
Options written (premiums $1)	1
Variation margin payable on futures contracts	1
Total liabilities	1,258
NET ASSETS	$23,665
Net assets consists of:
Total distributable earnings (loss)	$(80)
Paid-in capital applicable to 475,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares authorized	23,745
NET ASSETS	$23,665
NET ASSET VALUE PER SHARE	$49.82
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

(Unaudited)
    STATEMENT OF OPERATIONS

($000s)
9/28/21 Through 11/30/21
Investment Income (Loss)
Interest income	$33
Investment management and administrative expense	6
Net investment income	27
Realized and Unrealized Gain / Loss
Net realized gain (loss)
Securities	(2)
Futures	18
Foreign currency transactions	(1)
Net realized gain	15
Change in net unrealized gain / loss
Securities	(97)
Futures	(6)
Forward currency exchange contracts	4
Change in unrealized gain / loss	(99)
Net realized and unrealized gain / loss	(84)
DECREASE IN NET ASSETS FROM OPERATIONS	$(57)
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

(Unaudited)
    STATEMENT OF CHANGES IN NET ASSETS

($000s)
9/28/21 Through 11/30/21
Increase (Decrease) in Net Assets
Operations
Net investment income	$27
Net realized gain	15
Change in net unrealized gain / loss	(99)
Decrease in net assets from operations	(57)
Distributions to shareholders
Net earnings	(23)
Capital share transactions*
Shares sold	23,745
Increase in net assets from capital share transactions	23,745
Net Assets
Increase during period	23,665
Beginning of period	-
End of period	$23,665
*Share information
Shares sold	475
Increase in shares outstanding	475
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

Unaudited
    NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Ultra Short-Term Bond ETF (the fund) is a diversified, open-end management investment company established by the corporation. The fund incepted on September 28, 2021. The fund seeks a high level of income consistent with low volatility of principal value.
NOTE  1  –   SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. A capital gain distribution may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars are provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Capital Share Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 25,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE). However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). The fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca is open.
Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

NOTE  2  –   VALUATION
Security Valuation
The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the fund’s own assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques
Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by independent pricing services or broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and exchange-traded options on futures contracts are valued at closing settlement prices.Forward currency exchange contracts are valued using the prevailing forward exchange rate. Futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.
Valuation Inputs
The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):
($000s)	Level 1	Level 2	Level 3	Total Value
Assets
Fixed Income[1]	$—	$22,583	$—	$22,583
Short-Term Investments	1,800	250	—	2,050
Options Purchased	—	2	—	2
Total Securities	1,800	22,835	—	24,635
Foreign Forward Currency Exchange Contracts	—	7	—	7
Total	$1,800	$22,842	$ —	$24,642
Liabilties
Options Written	$—	$1	$—	$1
Foreign Forward Currency Exchange Contracts	—	3	—	3
Futures Contracts*	6	—	—	6
Total	$6	$4	$ —	$10

[1]	Includes Asset-Backed Securities, Corporate Bonds, Foreign Government Obligations & Municipalities, Municipal Securities, Non-U.S. Government Mortgage-Backed Securities, U.S. Government & Agency Mortgage-Backed Securities and U.S. Government Agency Obligations (Excluding Mortgage-Backed).
*	The fair value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swaps; however, the net value reflected on the accompanying Portfolio of Investments is only the unsettled variation margin receivable (payable) at that date.

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

NOTE  3  –   DERIVATIVE INSTRUMENTS
During the period ended November 30, 2021, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.
The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2021, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

($000s)	Location on Statement of Assets and Liabilities	Fair Value
Assets
Foreign exchange derivatives	Forwards	$7
Credit derivatives	Securities^	2
Total		$9
Liabilities
Interest rate derivatives	Futures*	$6
Foreign exchange derivatives	Forwards	3
Credit derivatives	Options written	1
Total		$10

^	Options purchased are reported as securities.
*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) at that date.
Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the period ended November 30, 2021, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

($000s)	Location of Gain (Loss) on Statement of Operations
	Securities^	Futures	Forward Currency Exchange Contracts	Total
Realized Gain (Loss)
Interest rate derivatives	$—	$18	$—	$18
Change in Unrealized Gain (Loss)
Interest rate derivative	$—	$(6)	$—	$(6)
Foreign exchange derivatives	—	—	4	4
Credit derivatives	1	—	—	1
Total	$1	$(6)	$4	$(1)

^	Options purchased are reported as securities.
Counterparty Risk and Collateral
The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.
Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.
Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded derivatives may be closed out only on the exchange where the contracts were cleared. This ability is subject to the liquidity of underlying positions. As of November 30, 2021, no collateral had been posted by the fund to counterparties for bilateral derivatives. As of November 30, 2021, no collateral was pledged by counterparties to the fund for bilateral derivatives. As of November 30, 2021, securities valued at $20,000 had been posted by the fund for exchange-traded derivatives.
Forward Currency Exchange Contracts
The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the period ended November 30, 2021, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.
Futures Contracts
The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the period ended November 30, 2021, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 0% and 12% of net assets.
Options
The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; possible failure of counterparties to meet the terms of the agreements; movements in the underlying asset values and credit ratings; and, for options written, the potential for losses to exceed any premium received by the fund. During the period ended November 30, 2021, the volume of the fund’s activity in options, based on underlying notional amounts, was approximately 0% to 2% of net assets.
NOTE  4  –   OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Restricted Securities
The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Collateralized Loan Obligations
The fund invests in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other,

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.
Mortgage-Backed Securities
The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.
LIBOR Transition
The fund may invest in instruments that are tied to reference rates, including the London Interbank Offered Rate (LIBOR). On March 5, 2021, the ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR settings immediately after publication on June 30, 2023, with the remaining USD LIBOR settings to end immediately after publication on December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.
Other
Purchases and sales of portfolio securities excluding in-kind transactions and short-term and U.S. government securities aggregated $18,824,000 and $1,145,000, respectively, for the period ended November 30, 2021. Purchases and sales of U.S. government securities aggregated $606,000 and $1,000, respectively, for the period ended November 30, 2021.
NOTE  5  –   FEDERAL INCOME TAXES
No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.
At November 30, 2021, the cost of investments for federal income tax purposes was $24,731,000. Net unrealized gain aggregated $97,000 at period-end, of which $6,000 related to appreciated investments and $103,000 related to depreciated investments.
NOTE  6  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.17% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses, but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring expenses. All costs related to organization and offering of the fund are borne by Price Associates.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public.
As of November 30, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 400,000 shares of the fund, representing 84% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the period ended November 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
NOTE  7  –   OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by such events. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. The duration of this outbreak or others and their effects cannot be determined with certainty.

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-638-5660 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT is available electronically on the SEC’s website (sec.gov).

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
At a meeting held on July 27, 2021 (Meeting), the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the initial investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the advisory contracts for the T. Rowe Price mutual funds and ETFs, including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to other T. Rowe Price mutual funds and ETFs (and the nature, quality, and extent of the services expected to be provided to the fund) by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services to be provided by the Advisor.
Costs, Benefits, Economies of Scale, Fees and Expenses
Since the fund had not yet incepted at the time of the Meeting, the Board did not review information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized, or will realize, from its relationship with the fund.
Under the Advisory Contract, the fund will pay the Advisor a single fee, or all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Advisor to pay all of the fund’s ordinary, recurring operating expenses except for interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and any nonrecurring, extraordinary expenses. The Advisor has generally implemented an all-inclusive management fee structure in situations where a fixed total

T. ROWE PRICE ULTRA SHORT-TERM BOND ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
expense ratio is useful for purposes of providing certainty of fees and expenses for investors, and has historically sought to set the initial all-inclusive fee rate at levels below the expense ratios of comparable funds to take into account the potential for future economies of scale. Assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price mutual funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds and ETFs (including the fund). Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds. The Board concluded that, based on the profitability data it reviewed and consistent with an all-inclusive management fee structure that is frequently used by ETFs, the advisory fee structure for the fund is appropriate.
In connection with its approval of the initial Advisory Contract, the Board was provided with information regarding industry trends in management fees and expenses and the Board reviewed comparisons of the fund’s proposed fee structure relative to similarly managed competitor funds and T. Rowe Price funds. On the basis of the information provided and the factors considered, the Board concluded that the fee structure was reasonable and approved the initial Advisory Contract for the fund.
Approval of the Advisory Contract
As noted, at the Meeting on July 27, 2021, the Board approved the initial Advisory Contract for the fund. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund for the Board to approve the Advisory Contract (including the fees to be charged for services thereunder).

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100 East Pratt Street
Baltimore, MD 21202
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202201-1905525
T. Rowe Price Investment Services, Inc.
ETF990-051 01/22

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	January 18, 2022